EXHIBIT 16.1

December 19, 2011

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-7561

Commissioners:

We have read Cano Petroleum Inc.’s statements included under Item 4.01 of its Form 8-K dated December 19, 2011, and we agree with such statements concerning our firm.

/s/ Hein & Associates LLP

HEIN & ASSOCIATES LLP

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